UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2021
PLBY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39312	37-1958714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10960 Wilshire Blvd., Suite 2200 Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 424-1800
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PLBY	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On August 11, 2021, PLBY Group, Inc. (“PLBY”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report the completion, on August 9, 2021, of its acquisition of Honey Birdette (Aust) Pty Limited (“Honey Birdette”), and, on October 21, 2021, PLBY filed a Current Report on Form 8-K/A (the “Amended 8-K”) to amend the Initial 8-K to provide the consolidated financial statements of Honey Birdette and its subsidiaries and certain pro forma financial information relating to the acquisition of Honey Birdette that were required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively. This Current Report on Form 8-K/A (“Amendment No. 2) is being filed to provide updated pro forma condensed combined statements of operations for PLBY and Honey Birdette for the year ended December 31, 2021 and should be read in conjunction with the Initial 8-K and Amended 8-K.

This Amendment No. 2 updates and supplements the pro forma financial information and related disclosures contained in Exhibit 99.2 to the Amended 8-K. Except as stated in this Explanatory Note, this Amendment No. 2 does not otherwise change or update the disclosure set forth in the Amended 8-K.

The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only. It does not purport to represent the actual results of operations that PLBY and Honey Birdette would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve following the acquisition of Honey Birdette by PLBY.

Item 9.01    Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined statements of operations of PLBY and Honey Birdette for the year ended December 31, 2021 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(c)	Exhibits

Exhibit No.	Description
99.1	Unaudited pro forma condensed combined statements of operations of PLBY Group, Inc. and Honey Birdette (Aust) Pty Limited for the year ended December 31, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 25, 2022	PLBY GROUP, INC.

	By:	/s/ Chris Riley
	Name:	Chris Riley
	Title:	General Counsel and Secretary